                                                                 EXHIBIT 10.2


             SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT

         This SECOND AMENDMENT ("Amendment") dated as of July 1, 1997 by and between FIRST UNION NATIONAL BANK (the "Bank") and ANADIGICS, INC. (the "Borrower") to that certain Amended and Restated Loan Agreement dated as of January 25, 1996 between the Borrower and the Bank, as amended by the First Amendment dated as December 23, 1996 (the Amended and Restated Loan Agreement as amended by the First Amendment and this Amendment is collectively referred to herein as the "Loan Agreement").

                              W I T N E S S E T H:

         WHEREAS, the Borrower has requested that the term loan facility maintained pursuant to the Loan Agreement be amended; and

         WHEREAS, the Bank has agreed to the request of the Borrower on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), parties hereto hereby agree as follows:

         1. DEFINED TERMS; EFFECT OF AMENDMENT.

         (a) All capitalized terms used herein which are defined in the Loan Agreement and not otherwise defined herein are used herein as defined therein

         (b) This Amendment is an amendment to the Loan Agreement. Unless the context of this Amendment otherwise requires, the Loan Agreement and this Amendment shall be read together and shall have effect as if the provisions of the Loan Agreement and this Amendment were contained in one agreement. After the effective date of this Amendment, all references in the Loan Agreement to the "Loan Agreement", "this Agreement", "hereto", "hereof", "hereunder" or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this Amendment, and all references in the Notes and the other Loan Documents to the Loan Agreement shall mean the Loan Agreement as amended by this Amendment.

         2. AMENDMENTS TO LOAN AGREEMENT.

         (a) All references in the Loan Agreement to a "Base Rate Loan" shall be deemed to mean a "Prime Rate Loan".

         (b) The following definitions set forth in ARTICLE I of the Loan Agreement are hereby amended in their entirety to read as follows:

                  "Term Loan Availability Expiration Date shall mean July 1, 1999."

         (c) Section 2.1(b)(i) of the Loan Agreement is hereby amended in its entirety to read as follows:

                  "(b) INTEREST. Prior to an Event of Default, interest shall accrue on each Term Loan (x) if Borrower chooses not to exercise the Swap Option, at one of the rates set forth in subsection (i) below (as selected by the Borrower at the time each Term Loan is requested) ; and
         (y) at the rate set forth in subsection (ii) below if the Borrower elects the Swap Option and communicates it to the Bank in accordance with section 2.1(d) hereof:

                  (i) an annual rate equal at all times to one (1) of the following rates, which shall be selected by the Borrower and communicated to the Bank pursuant to Section 2.1(d):

                           (x)      the Prime Rate minus 50 basis points (.50%);

                           (y) LIBOR corresponding to an Interest Period of one (1), three (3), or six (6) months, plus one hundred twenty-five (125) basis points;

                  Interest with respect to Prime Rate Loans shall be payable monthly in arrears on the last day of each calendar month commencing on the last day of the first calendar month after such Term Loan is advanced to the Borrower and at the Term Loan Maturity Date. Interest with respect to LIBOR Loans shall be payable on the last day of the Interest Period with respect thereto and, in the case of an Interest Period greater than three (3) months, interest shall also be payable on the 90th day of such Interest Period, and at the Term Loan Maturity Date.

                  (ii) an annual rate equal at all times to LIBOR corresponding to an Interest period of three (3) months plus one hundred twenty-five (125) basis points. The commencement date ("Commencement Date") of the initial three (3) month interest period will be determined by the Bank and set forth in the Term Loan Note. After the Commencement Date each Interest Period will commence on the last day of the immediately preceding Interest Period and end three (3) months thereafter (subject to the qualifications contained in the definition of Interest Period set forth herein), but in no event after the Term Loan Maturity Date."

         (d) Section 6.2 (b) of the Loan Agreement is hereby amended by deleting "forty-five (45)" in the first line and substituting "sixty (60)" in lieu thereof.

         (e) Schedule 7.12 of the Loan Agreement is hereby deleted and replaced by Schedule 7.12 annexed hereto.

         (f) The form of Term Loan Note, attached as Exhibit 2.1 (c) to the Amended and Restated Loan Agreement is hereby amended by deleting the bracketed language in paragraph 2 and substituting the following in lieu thereof:

         "[the Prime Rate minus 50 basis points (.50%) or LIBOR plus one hundred twenty five basis points based on an Interest Period of _____ months]"

         3. FULL FORCE AND EFFECT. Except as expressly modified by this Amendment, all of the terms and conditions of the Loan Agreement shall continue in full force and effect, and all parties hereto shall be entitled to the benefits thereof. This Amendment is limited as written and shall not be deemed
(i) to be an amendment of or a consent under or waiver of any other term or condition of the Loan Agreement or (ii) to prejudice any right or rights which the Bank now has or may have in the future under or in connection with the Loan Agreement or such other agreements.

         4. SECURITY INTERESTS. It is agreed and confirmed that after giving effect to this Amendment, the security interests granted by the Borrower pursuant to the Security Agreement secure, inter alia, the payment of the obligations arising under the Loan Agreement, as amended by this Amendment.

         5. REPRESENTATIONS AND WARRANTIES. In order to induce the Bank to enter into this Amendment, the Borrower makes the following representations and warranties to the Bank, which shall survive the execution and delivery hereof:

         (a) The execution and delivery of this Amendment has been authorized by all necessary corporate action on its part, this Amendment has been duly executed and delivered by it, and this Amendment and the Loan Agreement, as amended hereby, constitutes the legal, valid and binding obligations of it enforceable against it in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization and other laws affecting creditors' rights generally, moratorium laws from time to time in effect and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

         (b) No Event of Default has and is continuing under the Loan Agreement, and no event has occurred which, with notice, lapse of time or both, would constitute such an Event of Default; and

         (c) The representations and warranties set forth in the Loan Agreement and the other Loan Documents are true and correct as of the date hereof in all material respects.

         6. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and all which when taken together shall constitute one and the same agreement.

         7. GOVERNING LAW. This Amendment, including the validity thereof and the rights and obligations of the parties hereunder, shall be construed in accordance with and governed by the laws of the State of New Jersey.

         8. CONDITIONS PRECEDENT. This Amendment shall not be effective until
(i) the Bank shall have received counterparts of this Amendment, duly executed by each of the parties hereto, and (ii) the Borrower shall have paid all reasonable costs and expenses of the Bank, including, without limitation, the reasonable legal fees and expenses incurred by the Bank in connection with the preparation, negotiation, execution and delivery and review of this Amendment.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the day and year first above written.

ATTEST:                                 ANADIGICS, INC.


By:                                     By:
    -------------------------------         -------------------------------
    Name:                                   Name:
    Title:                                  Title:


                                        FIRST UNION NATIONAL BANK


                                        By:
                                            -------------------------------
                                            Name:
                                            Title:

                                  SCHEDULE 7.12

         This Schedule is a part of the Amended and Restated Loan Agreement, dated as of January 25, 1996, by and between First Union National Bank and Anadigics, Inc.

         A. QUICK RATIO. The Borrower shall have a ratio of cash, marketable securities and accounts receivable to Current Liabilities of not less than 1.50 to 1.00. This covenant will be tested at the end of each fiscal quarter of the Borrower.

         B. FIXED CHARGE COVERAGE RATIO. The Borrower shall have a Fixed Charge Coverage Ratio of not less than the respective amounts set forth below during the periods designated below:

                                   PERIOD                                       RATIO
                                   ------                                       -----
                   FROM                              THROUGH
                   ----                              -------
        Date hereof                    -             12/30/98                3.50 to 1.00
        12/31/98                       -             12/30/99                2.50 to 1.00
        12/31/99 and at all times thereafter                                 2.90 to 1.00

         This covenant will be tested on a rolling four (4) quarter basis at the end of each fiscal quarter of the Borrower.

         C. EFFICIENCY RATIO. The Borrower shall have a ratio of net earnings before federal, state and local income taxes to Total Assets of not less than the respective amounts set forth below during the periods designated below:

                                   PERIOD                                    RATIO
                                   ------                                    -----
                   FROM                              THROUGH
                   ----                              -------

        Date hereof                    -             12/30/99                 10%
        12/31/99 and at all times thereafter                                  14%

         This covenant will be tested on a rolling four (4) quarter basis at the end of each fiscal quarter of the Borrower.

         For purposes of this Schedule, all capitalized terms used herein and not otherwise defined shall have the meanings given to them, respectively, in the Amended and Restated Loan Agreement, and the following terms shall have the following meanings:

         "Current Assets" shall mean, at any time, all assets which, in accordance with GAAP, should be classified as current assets of the Borrower.


                                     Sch-1

         "Current Liabilities" shall mean, at any time, all liabilities which, in accordance with GAAP, should be classified as current liabilities of the Borrower.

         "EBIT" shall mean, at any time, for any period, the sum of (i) Net Income, (ii) interest expense, and (iii) federal, state and local income taxes computed in accordance with GAAP.

         "Fixed Charge Coverage Ratio" shall mean, at any time, for the applicable period of determination, the ratio of (a) the sum of (i) EBIT and
(ii) lease and rental expense to (b) the sum of (i) lease and rental expense,
(ii) the aggregate principal and interest payable on all indebtedness (excluding any principal payments made under the $10,000,000.00 line of credit), and (iii) the current portion of Capital Lease Obligations.

         "Net Income" shall mean, for any period, the net income of the Borrower, determined in accordance with GAAP, excluding:

                  (a) the proceeds of any insurance policy;

                  (b) any gain or loss arising from:

                           (1) the sale or other disposition of any assets
                  (other than Current Assets);

                           (2) any write-up of assets; or

                           (3) the acquisition of outstanding securities
                  representing Indebtedness of the Borrower;

                  (c) any earnings, prior to the date of acquisition, of any Person acquired in any manner;

                  (d) any earnings of a successor to or transferee of the assets of the Borrower prior to becoming such successor or transferee;

                  (e) any deferred credit (or amortization of a deferred credit) arising from the acquisition of any Person; and

                  (f) any other item constituting an extraordinary gain or loss under GAAP.

         "Total Assets" shall mean, at any time, all assets which, in accordance with GAAP, should be classified as assets of the Borrower.



                                     Sch-2

                     SECOND AMENDMENT TO SECURITY AGREEMENT

         This SECOND AMENDMENT TO SECURITY AGREEMENT ("Agreement") dated as of this 1st day of July, 1997 is by and between FIRST UNION NATIONAL BANK (the 'Bank"), formerly known as First Fidelity Bank, National Association, which was successor in interest to First Fidelity Bank, N.A., New Jersey, and ANADIGICS, INC. (the "Borrower").

                                   BACKGROUND

         A. First Fidelity Bank, N.A., New Jersey ("FFBNJ") and the Borrower entered into that certain Security Agreement (the "Original Security Agreement") dated as of September 16, 1993 pursuant to which the Borrower granted to FFBNJ a security interest in, among other things, its accounts, inventory, equipment and the proceeds thereof.

         B. The Original Security Agreement was given to secure all Liabilities of the Borrower to FFBNJ.

         C. The Borrower and First Fidelity Bank, N.A. ("FFB"), successor in interest to FFBNJ entered into that certain Amended and Restated Loan Agreement, dated as of October 14, 1994, pursuant to which FFB agreed to make available to the Borrower a revolving credit facility in the maximum principal amount of $5,000,000 (the "Revolver") and a term loan facility in the maximum principal amount of $3,000,000 (the "Term Loan").

         D. FFB is now known as First Union National Bank.

         E. The Borrower and the Bank entered into that certain Amended and Restated Loan Agreement dated as of January 25, 1996, pursuant to which the Bank agreed to make available to the Borrower a Term Loan Facility (the "Term Loan Facility") in the maximum principal amount of $10,000,000 to replace the Term Loan, and terminated the Revolver.

         F. The Borrower and the Bank entered into that certain First Amendment dated as of December 23, 1996 (the "First Amendment"), pursuant to which the Bank agreed, among other things, to increase the Term Loan Facility to $20,000,000.

         G. On or about December 31, 1996 the Borrower executed and delivered to the Bank a certain promissory note (the "Line of Credit Note") pursuant to which the Bank made available to the Borrower a line of credit in the principal amount of up to $l0,000,000.

         H. On the date hereof the Borrower is executing and delivering to the Bank a certain Offering Basis Loan Agreement (the "Offering Basis Loan Agreement") in renewal and replacement of the Line of Credit Note, pursuant to which the Bank is making available a discretionary line of credit in the principal amount of up to $10,000,000 (the "Line of Credit").

         I. On the date hereof the Borrower and the Bank are entering into that certain Second Amendment (the "Second Amendment"), pursuant to which the Bank has agreed, among other things, to change the interest rate and extend the Term Loan Facility to July 1, 1999.

         J. The Amended and Restated Loan Agreement, as amended by the First Amendment and the Second Amendment shall be referred to herein as the "Loan Agreement." The Original Security Agreement, as amended by the First Amendment to Security Agreement dated January 25, 1996, together with all other amendments and modifications thereto shall be referred to herein as the "Security Agreement"). The Loan Agreement, the Security Agreement and all notes and other loan documents executed in connection with the Term Loan Facility, together with all amendments and modifications thereto from time to time, and the Offering Basis Loan Agreement, as same may be hereinafter amended, modified, renewed or replaced, shall be referred to herein as the "New Loan Documents."

         K. The Bank and the Borrower, pursuant to the terms hereof, wish to amend certain of the terms of the Security Agreement.

         NOW THEREFORE, incorporating the foregoing Background herein by reference and for other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

         1. DEFINED TERMS. Terms used herein which are capitalized but not defined shall have the meanings ascribed to such terms in the Security Agreement and the Loan Agreement.

         2. AMENDMENT. Paragraph A.3.b. of the Security Agreement, relating to "Inventory", is hereby deleted in its entirety.

         3. REPRESENTATIONS AND WARRANTIES. In order to induce the Bank to enter into this Agreement the Borrower hereby represents and warrants to the Bank that the representations and warranties contained in the Security Agreement, except those that are specifically limited to an earlier date, are true and correct on and as of the date of this Agreement.

         4. REAFFIRMATION. Except as amended hereby, all of the terms, provisions, covenants and conditions of the Security Agreement are ratified, reaffirmed and confirmed and shall continue in full force and effect. Borrower hereby acknowledges and agrees that the Security Agreement continues to secure all Liabilities, including but not limited to the Term Loan Facility, the Line of Credit and the New Loan Documents.

         5. BINDING EFFECT. This Agreement shall be binding upon, and shall inure to the benefit of the Borrower, the Bank and their respective heirs, executors, administrators, successors and assigns.

         6. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts. Each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same agreement.

         7. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws governing the construction and interpretation of the Loan Documents.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

ATTEST:                                 ANADIGICS, INC.


By:                                     By:
    -------------------------------         -------------------------------
    Name:                                   Name:
    Title:                                  Title:



FIRST UNION NATIONAL BANK


By:
    -------------------------------
    Name:
    Title:

                                                                  GRID NOTE - NJ

                                                                Obligor No._____

                                                             Obligation No._____

                                                              September __, 1997
                                                       _____________, New Jersey


         FOR VALUE RECEIVED, and intending to be legally bound hereby, ANADIGICS, INC. (the "Borrower") unconditionally promises to pay to the order of FIRST UNION NATIONAL BANK (the "Bank") on July 1, 1998, ("maturity") the principal amount of all unpaid and outstanding advances and/or any extensions or renewals thereof (individually, an "Advance" and collectively, the "Advances"), that may now or hereafter be made by the Bank hereunder in its sole and absolute discretion, together with accrued and unpaid interest thereon. The amount of each Advance, if any, made hereunder shall be determined by the Bank, in its sole and absolute discretion, following a request therefor by the Borrower. The Borrower shall not request the Bank to make an Advance pursuant to this Grid Note which, if made, would cause the outstanding principal balance of this Grid Note to exceed Ten Million Dollars ($10,000,000.00) (the "face amount"). Notwithstanding the foregoing, in the event that the Bank makes Advances causing the outstanding principal balance hereof to exceed the face amount, this Grid Note shall evidence the Borrower's obligation to pay the face amount of the Grid Note together with such additional Advances together with accrued, unpaid interest thereon.

         Requests for Advances hereunder may be made by writing or telephone. The Bank may enter in its business records and/or on the grid attached hereto (the "Grid") the amount and payment terms of each such Advance made hereunder. The Bank's records of each such Advance shall, in the absence of manifest error, be conclusively binding upon the Borrower. In the event the Bank provides confirmation of the terms of any Advance to the Borrower, the Borrower agrees that unless the Bank receives a written notification of exceptions to such statement or notice within thirty (30) calendar days after such confirmation is mailed, the confirmation shall be deemed an account stated, correct, acceptable and conclusively binding upon the Borrower.

A.       TERMS OF GRID NOTE.

         1. INTEREST RATE AND PAYMENT OF INTEREST. Interest on the outstanding principal balance of each Advance hereunder shall accrue at an annual rate equal to: (i) the Prime Rate (as defined below) minus seventy five basis points (.75%), or (ii) LIBOR as defined below) plus one hundred basis points (1.00%), as quoted by the Bank and accepted by the Borrower from time to time. Interest on the amount of each Advance made hereunder shall begin to accrue on the date such Advance is made. Except as provided on the Grid, interest on the outstanding principal of each Prime Rate Advance shall be payable in arrears on the ______ day of each consecutive month for as long as a principal balance is outstanding thereunder. Except as provided on the Grid, interest on the outstanding principal balance of each LIBOR Advance, shall be payable on the last day of each Interest Period applicable thereto; provided that interest on a LIBOR Advance with an Interest Period of greater than three (3) months shall also be payable on the day which falls three (3) months from the date of such Advance and on the same day of each third month thereafter, if applicable, and upon payment in full of the outstanding principal balance thereof. At least three (3) Working Days prior to the last day of any Interest Period with respect to a LIBOR Advance, the Borrower shall give the Bank notice of its request to continue the relevant LIBOR Advance as such (with the same or a different Interest Period). Any such request shall be deemed to be a request for a new Advance hereunder. If the Borrower shall fail to give such notice at the end of any Interest Period, any LIBOR Advance affected thereby shall be automatically due and payable in full at the end of such Interest Period. Notwithstanding the foregoing, upon and following an Event of Default, interest shall be payable upon demand.

         2. PRINCIPAL PAYMENTS. Except as provided on the Grid, the principal balance outstanding however shall be due and payable to the Bank at maturity.

         3. INTEREST COMPUTATION. Interest shall be computed on the basis of a 360-day year for the actual number of days elapsed ("Actual/360 Computation"). The Bank's Actual/360 computation determines the annual effective interest yield by taking the stated (nominal) interest rate for a year's period and then dividing said rate by 360 to determine the daily periodic rate to be applied for each day in the relevant period.

         4. LATE CHARGE. If any payment is not paid in full when due, the Borrower shall pay the Bank a fee on such unpaid amount equal to the amount which is past due multiplied by the interest rate applicable to such amount plus two percent (2%), multiplied by the number of days such payment is past due, divided by 360.

         5. PAYMENT TERMS. All payments made hereunder shall be made on the due date thereof, in immediately available funds and in lawful currency of the United States of America. All payments made hereunder shall be made to the Bank at its offices set forth in this Grid Note or at such other address as the Bank shall notify the Borrower of in writing.

         6. ADVANCE. Advances made under this Grid Note, the interest rate applicable thereto and any repayments thereof may be set forth on the Grid; however the failure of the Bank to make a notation(s) on the Grid as to Advances or repayments made hereunder shall not affect the validity or enforceability of this Grid Note for the full amount of all Advances, accrued and unpaid interest thereon and any fees and costs to which the Bank is entitled hereunder or under applicable law.

         7. CREDITING OF ACCOUNT. Each Advance (excluding any extension, renewal or readvance of any outstanding Advance) hereunder shall be made by crediting the Borrower's account (the "Account") at the Bank. All Advances made by crediting the Account shall be conclusively presumed to have been properly authorized by the Borrower. Requests for Advances to be made by any means other than crediting the Account shall be made in writing by the Borrower to the Bank.

         8. DEBITING OF ACCOUNT. The Borrower agrees to maintain the Account at the Bank continuously until the Liabilities due hereunder are paid in full. The Bank may, and the Borrower authorizes the Bank to, debit the Accounts for the amount of any payment as and when such payment becomes due hereunder. If there are insufficient funds in the Account at the time the Account is debited, and the debiting creates an overdraft, the Bank may charge the Borrower an administrative fee in an amount established from time to time by the Bank. The foregoing rights of the Bank to debit the Borrower's accounts shall be in addition to, and not in limitation of, any rights of set-off which the Bank may have hereunder or under any Loan Document.

         9. INDEMNIFICATION. The Borrower shall indemnify the Bank against the Bank's loss or expense in employing deposits as a consequence of (i) the Borrower's failure to make any payment when due under this Note, or (ii) any payment of any LIBOR Advance on a date other than the last day of an interest Period ("Indemnified Loss or Expense").

         10. ADDITIONAL COSTS. If, at any time, a new, or a revision in any existing law or interpretation or administration (including reversals) thereof by any Government authority, central bank or comparable agency imposes, increases or modifies any reserve or similar requirement against assets, deposits or credit extended by the Bank, or subjects the Bank to any tax, duty, or other charge (except tax on the Bank's net income), and any of the foregoing increase the cost to the Bank of maintaining its commitment or reduce the amount of any sum received or receivable by the Bank under this Note, within fifteen (15) days after demand by the Bank, the Borrower agrees to pay the Bank such ad-ditional amounts as will compensate the Bank for such increased costs or reductions ("Additional Costs").

         11. MATCH FUNDING. The amount of such (i) Indemnified Loss or Expense, or (ii) Additional Costs outlined above shall be determined, in the Bank's sole discretion, based upon the assumption that the Bank funded 100% of that portion of the Advance to which LIBOR applies in the applicable London interbank market.

         12. UNAVAILABILITY OF INTEREST RATE. If, at any time, (i) the Bank shall determine that, by reason of circumstances affecting foreign exchange and interbank markets generally, LIBOR deposits in the applicable amounts are not being offered to the Bank or (ii) a new, or a revision in any existing law or interpretation or administration (including reversals) thereof by any government authority, central bank or comparable agency shall make it unlawful or impossible for the Bank to honor its obligations under this Note, (A) the Bank's obligation to make or maintain a LIBOR Advance shall be suspended, and (B) the applicable LIBOR rate shall immediately be converted to the Prime Rate for the remainder of the term of the Advance provided, that if the event or events outlined in subsections
                  (i) and (ii) above giving rise to the conversion of a LIBOR Advance shall cease to exist, the Bank agrees, upon receipt of a written request from the Borrower and subject to the terms hereof, to convert the Prime Rate Advance to a LIBOR Advance.

         13. PREPAYMENT. Prepayment of Prime Rate Advances under this Grid Note may be made at any time without prepayment penalty or premium. Prepayment of LIBOR Advances may not be made except on the last day of the Interest Period applicable thereto. All payments received on this Grid Note may be applied in such order as the Bank in its sole discretion shall determine.

         14. OBLIGATIONS TO MAKE ADVANCES. THE BORROWER ACKNOWLEDGES AND AGREES THAT THE BANK SHALL HAVE NO OBLIGATION TO MAKE ANY ADVANCES HEREUNDER AND THAT ADVANCES, IF ANY, MAY OR MAY NOT BE MADE HEREUNDER IN THE BANK'S SOLE AND ABSOLUTE DISCRETION. THE BORROWER HEREBY WAIVES ANY RIGHTS THAT IT MAY HAVE ARISING OUT OF ANY PAST OR PRESENT AGREEMENT OR REPRESENTATION THAT WOULD REQUIRE THE BANK TO MAKE ANY SUCH ADVANCES. THIS GRID NOTE SHALL NOT BE DEEMED TO BE A COMMITMENT OR AGREEMENT BY THE BANK TO MAKE ANY ADVANCES AT ANY TIME, AND IS BEING EXECUTED AND DELIVERED BY THE BORROWER SOLELY TO SET FORTH CERTAIN TERMS AND

                  CONDITIONS IN THE EVENT THE BANK DETERMINES, IN ITS SOLE AND ABSOLUTE DISCRETION TO MAKE ANY ADVANCES HEREUNDER.

B. DEFINITIONS. As used herein. the following terms shall have the following meanings:

         1. AFFILIATE. The term "Affiliate" means First Union Corporation and any of its direct and indirect affiliates and subsidiaries.

         2.       BORROWER. The term "Borrower" means Anadigics, Inc.

         3. GRID NOTE. The term "Grid Note" shall mean this Grid Note together with any attachments hereto and any modifications or amendments hereto in effect from time to time.

         4. INTEREST PERIOD. The term "Interest Period" means, with respect to any LIBOR Advance:

                  a. initially, the period commencing on, as the case may be, the date of borrowing or conversion with respect to such LIBOR Advance and ending one, three, or six months thereafter as selected by the Borrower and approved by the Bank; and

                  b. thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such LIBOR Advance and ending one, three or six months thereafter as selected by the Borrower and approved by the Bank prior to the last day of the then current Interest Period with respect to such LIBOR Advance;

                  provided that the foregoing provisions relating to Interest Periods are subject, to the following:

                  (1) if any Interest Period pertaining to a LIBOR Advance would otherwise end on a day which is not a Working Day, that Interest Period shall be extended to the next succeeding Working Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Working Day;

                  (2) any Interest Period pertaining to a LIBOR Advance that begins on the last Working Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Working Day of a calendar month; and

                  (3) any Interest Period that would otherwise extend beyond maturity shall end on maturity.

         5. LIABILITIES. The term "Liabilities" means any and all obligations and indebtedness of every kind any description of the Borrower owing to the Bank or to an Affiliate whether such debts or obligations are primary or secondary, direct or indirect, absolute or contingent. sole, joint or several, secured or unsecured, due or to become due, contractual or tortuous, arising by operation of law or otherwise, or now or hereafter existing, including, without limitation, principal, interest, fees, late fees, expenses, reasonable attorneys' fees and costs, and/or allocated fees and costs of the Bank's in-house legal counsel, that have been or may hereafter be contracted or incurred.

         6. LIBOR ADVANCE. The term "LIBOR Advance" means an Advance which bears interest based upon LIBOR.

         7. LIBOR. The term "LIBOR" shall mean, with respect to each day during each Interest Period, a rate PER ANNUM (rounded to the next higher 1/100 of 1%) for U.S. Dollar deposits for a one, three or six month maturity as reported on Telerate Page 3750 as of 11:00 a.m., London time, on the second London business day before the relevant Interest Period begins (or if not so reported, then as determined by the Bank from another recognized source or interbank quotation), adjusted for reserves by dividing that rate by 1.00 minus the LIBOR Reserve.

         8. LIBOR RESERVE. The term "LIBOR Reserve" shall mean the maximum percentage reserve requirement (rounded to the next higher 1/100 of 1% and expressed as a decimal) in effect for any day during the Interest Period under the Federal Reserve Board's Regulation D for Eurocurrency Liabilities. as defined therein.

         9. OBLIGOR. The term "Obligor" means the Borrower and each and every maker, endorser, guarantor or surety of or for the Liabilities.

         10. PRIME RATE. The term "Prime Rate" means the rate of interest announced by the Bank from time to time as its prime rate and is one of several interest rate bases used by the Bank. The Bank lends at rates both above and below the Bank's Prime Rate, and the Borrower acknowledges that the Bank's Prime Rate is not represented to be the lowest or most favorable rate of interest offered by the Bank. The applicable rate will change automatically and immediately as of the date of any change in the Bank's Prime Rate without notice to the Borrower.

         11. PRIME RATE ADVANCE. The term "Prime Rate Advance" means an Advance which bears interest based upon the Prime Rate.

         12. TELERATE PAGE 3750. The term "Telerate Page 3750" means, the display designated as "Page 3750" on the Dow Jones Telerate Service (or such other page as may replace that page on that service for the purpose of displaying London interbank offered rates of major banks).

         13. WORKING DAY. The term "Working Day" means any day on which dealings in foreign currencies and exchange between banks may be carried on in the places where the Bank's eurodollar lending office is located and in Newark, New Jersey.

C. REPRESENTATIONS AND WARRANTIES. The Borrower hereby agrees that any request for an Advance pursuant to this Grid Note shall constitute a representation and warranty that: (i) each Advance is authorized and the person making a request for any Advance is authorized to do so;
         (ii) there has been no material adverse change in the financial condition of the Borrower since the condition of the Borrower reflected in the Borrower's last financial statements provided to the Bank; (iii) there has been no material change in the management or ownership of the Borrower since the date of this Grid Note; (iv) the Borrower is in compliance with all applicable laws, rules, regulations and orders, including, without limitation, those concerning the environment, employees' pension or benefit funds and the payment of taxes, assessments and other governmental charges; (v) an Event of Default (as hereinafter defined) has not occurred and is not then continuing hereunder, nor shall one occur with notice or the passage of time or both; and (vi) the Borrower has no knowledge of: (a) the discovery, discharge or release of any hazardous substances at or about properties owned, occupied or controlled by the Borrower in violation of any applicable federal or state environmental law, (b) the existence of any event or condition which presents a risk of creating a material liability in the Borrower under 29 U.S.C.ss. 1001 eT Seq. (ERISA), or
         (c) the occurrence or existence -- --- of any other event, condition or fact which may impact negatively upon the financial condition of the Borrower.

D. EVENTS OF DEFAULT. Each of the following shall constitute an event of default ("Event of Default") hereunder:

         1. BREACH. A breach by the Borrower of any term, provision, obligation covenant, representation, or warranty arising under this Grid Note, including failure to make any payment when due; provided, however, that the Borrower shall have a grace period of (i) three (3) business days to cure any Event of Default with respect to the payment of interest and amounts due hereunder other than principal or (ii) ten (10) business days to cure any non-monetary Event of Default;

         2. BANKRUPTCY; INSOLVENCY. (i) The Borrower commences any bankruptcy, reorganization, debt arrangement, or other case or proceeding under the United States Bankruptcy Code or under any similar foreign, federal, state, or local statute, or any dissolution or liquidation proceeding, or makes a general assignment for the benefit of creditors, or takes any action for the purpose of effecting any of the foregoing; (ii) Any bankruptcy, reorganization, debt arrangement, or other case or proceeding under the United States Bankruptcy Code or under any similar foreign, federal. state or local statute, or any dissolution or liquidation proceeding, is involuntarily commenced against or in respect of the Borrower or an order for relief is entered in any such proceeding; (iii) The appointment or the filing of a petition seeking the appointment, of a custodian, receiver, trustee, or liquidator for the Borrower any of its property, or the taking of possession of any part of the property of the Borrower at the instance of any governmental authority; or (iv) The Borrower becomes insolvent (however defined), is generally not paying its debts as they become due, or has suspended transaction of its usual business;

         3. DEFAULTS IN OTHER AGREEMENTS. The Borrower fails to perform or observe any term, covenant, agreement or condition contained in, or there shall occur any default under or as defined in, any, other agreement applicable to the Borrower or by which it is bound involving indebtedness in an amount in excess of $100,000.00 which default could result in the acceleration of such indebtedness and shall not be remedied within the period of time (if any) within which such other agreement permits such default to be remedied, unless such default is waived in writing by the other parry thereto or excused a matter of law;

         4. JUDGMENTS. A final judgment or judgments is entered, or an order or orders of any judicial authority or governmental entity is issued against the Borrower (such judgment(s) and order(s) hereinafter collectively referred to as "Judgment"):
                  (a) for payment of money, which Judgment, in the aggregate, exceeds One Hundred Thousand Dollars ($100,000.00) outstanding at any one time; or (b) for injunctive or declaratory relief which would have a material adverse effect on the ability of the Borrower to conduct its business, and such Judgment is not discharged or execution thereon or enforcement thereof stayed pending appeal, within thirty (30) days after entry or issuance thereof, or, in the event of such a stay, such Judgment is not discharged within thirty (30) days after such stay expires;

         5. CROSS DEFAULT. The occurrence of a default under any other obligation by Borrower in favor of Bank, including obligations arising under any "swap agreement" (as defined in 11 U.S.C. ss. 101) or under any instrument securing or evi-dencing such obligation. whether or not such obligation is otherwise secured beyond any applicable period of grace;

         6. REORGANIZATION. The dissolution, merger, consolidation, or reorganization of the Borrower (other than a secondary offering);

         7. MATERIAL MISSTATEMENT AND/OR ADVERSE CHANGE. Any statement, representation or warranty made in or pursuant to this Grid Note or to induce the Bank to enter into this Grid Note or to enter into the transactions referred to in this Grid Note shall prove to be untrue or misleading in any material respect or expiration of five (5) days after the Bank has given the Borrower notice of the Bank's good faith determination that the Borrower has suffered any material adverse change in its business or financial condition; or

         8. TRANSFER OF ASSETS. The Borrower transfers or sells all or substantially all of its assets, without the prior written consent of the Bank.

E.       REMEDIES.

         1. ACCELERATION OF LIABILITIES; RIGHTS OF BANK. Upon the occurrence of an Event of Default (other than the Events of Default described in Paragraphs D.2. above) at the Bank's sole option all Liabilities shall become immediately due and payable in full, without protest, presentment, demand or further notice of any kind to the Borrower, all of which are expressly waived. Upon and following the occurrence of the Event of Default described in Paragraph D.2. above, immediately and automatically, all Liabilities shall become due and payable in full, all without protest, presentment, demand or further notice of any kind to the Borrower, all of which are expressly waived. Upon and following an Event of Default. the Borrower shall not make any further requests for Advances hereunder and the Bank may, at its option, exercise any and all rights and remedies it has under this Grid Note, and/or applicable law, including, without limitation, the right to charge and collect interest on the principal portion of the Liabilities from the date of nonpayment of the Liabilities, at a rate equal to the lesser of: (i) two percent (2%) above the highest rate of interest otherwise payable hereunder or (ii) the highest rate of interest allowed by law (the "Default Rate") which Default Rate shall apply to the Liabilities, at the Bank's option, upon and after an Event of Default, maturity, whether by acceleration or otherwise, and after the entry of a judgment in favor of the Bank with respect to any or all of the Liabilities. Upon and following an Event of Default, the Bank may proceed to protect and enforce the Bank's rights by action at law, in equity or other appropriate proceeding including, without limitation, any action for specific performance to enforce or aid in the enforcement of any provision hereof.

         2. RIGHT OF SET-OFF. If any of the Liabilities shall be due and payable or any one or more Events of Default shall have occurred, whether or not the Bank shall have made any demand under this Grid Note and regardless of the adequacy of any Collateral for the Liabilities or other means of obtaining repayment of the Liabilities, the Bank shall have the right, without notice to the Borrower, and is specifically authorized by the Borrower to apply toward and set-off against and apply to the then unpaid balance of the Liabilities any items or funds of the Borrower held by the Bank or any Affiliate, any and all deposits (whether general or special, time or demand, matured or unmatured) or any other property of the Borrower, including, without limitation, securities and/or certificates of deposit, now or hereafter maintained by the Borrower for its own account with the Bank or any Affiliate, and any other indebtedness at any time held or owing by the Bank or any Affiliate to or for the credit or the account of the Borrower, even if effecting such set-off results in a loss or reduction of interest to the Borrower or the imposition of a penalty applicable to the early withdrawal of time deposits. For such purpose the Bank shall have, and the Borrower hereby grants to the Bank a first lien on and security interest in such deposits, property, funds and accounts and the proceeds thereof. The Borrower hereby confirms the Bank's lien on such accounts and funds and the right of set-off, and nothing in this Grid Note shall be deemed a waiver or prohibition of such lien and right of set-off.

         3. REMEDIES CUMULATIVE; NO WAIVER. The rights, powers and remedies of the Bank provided in this Grid Note are cumulative and not exclusive of any right, power or remedy provided by law or equity. No failure or delay on the part of the Bank in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise preclude any other or further exercise thereof, or the exercise of any other right. power or remedy.

         4. CONTINUING EFFECT OF THIS GRID NOTE. If, after receipt of any payment of all or any part of the Grid Note or the Liabilities, the Bank is compelled or agrees, for settlement purposes, to surrender such payment to any person or entity for any reason, then this Grid Note shall continue in full force and effect or be reinstated, as the case may be. The provisions of this Paragraph shall survive the termination of this Grid Note and shall be and remain effective notwithstanding payment of the Liabilities, the cancellation of the Grid Note, the release of any security interest, lien or encumbrance securing the Liabilities or any other action which the Bank may have taken in reliance upon its receipt of such payment.

F.       MISCELLANEOUS.

         1. WAIVER OF DEMAND. The Borrower hereby (i) waives demand, presentment, protest, notice of protest and notice of dishonor of this Grid Note; (ii) consents to any and all extensions of time, renewals, waivers, or modifications that may be granted by the Bank with respect to the payment or other provisions of this Grid Note, and to the release of any Collateral, with or without substitution; and (iii) agrees that makers, endorsers, Guarantors, and sureties may be added or released without notice and without affecting their liability hereunder. The liability of the Borrower hereunder shall be absolute and unconditional.

         2. COMPLETION OF GRID NOTE. The Borrower hereby authorizes the Bank to date this Grid Note as of the date when the initial Advance, if any, is made hereunder and to complete this Grid Note with any other particulars according to the terms of the Bank's understanding of the terms of any such Advance.

         3. NOTICES. Notices and communications under this Grid Note shall be in writing and shall be given by either (i) hand-delivery,
                  (ii) first class mail (postage prepaid), (iii) reliable overnight commercial courier (charges prepaid), or (iv) telecopy. So the addresses and telecopy numbers listed in this Grid Note, provided that if no telecopier numbers appear on this Grid Note, to the telecopier numbers that the parties notify one another from time to time. Notice given by telecopy shall be deemed to have been given and received when sent. Notice by overnight courier shall be deemed to have been given and received on the date scheduled for delivery. Notice by mail shall be deemed to have been given and received three (3) calendar days after the date first deposited 'in the United States Mail. Notice by hand delivery shall be deemed to have been given and received upon delivery. A parry may change its address and/or telecopier number by giving written notice to the other party as specified herein.

         4. COSTS AND EXPENSES. The Borrower shall promptly pay, or reimburse, as the Bank may elect, all reasonable costs and expenses which the Bank may hereafter incur in connection with
                  (i) the interpretation, perfection, protection of collateral. monitoring, administration and enforcement of this Grid Note,
                  (ii) the collection of all amounts due under this Grid Note, and (iii) all amendments, modifications. consents or waivers, if any, to this Grid Note. The Borrower's reimbursement obligations under this Paragraph shall survive any termination of this Grid Note.

         5. PAYMENT DUE ON A DAY OTHER THAN A BUSINESS DAY. If any payment due or action to be taken under this Grid Note falls due or is required to be taken on a day that the Bank is not open for business, such payment or action shall be made or taken on the next succeeding day when the Bank is open for business and such extended time shall be included in the computation of interest.

         6. GOVERNING LAW. This Grid Note shall be construed in accordance with and governed by the substantive laws of the State of New Jersey without reference to conflict of laws principles.

         7. INTEGRATION; AMENDMENT. This Grid Note constitutes the sole agreement of the parties with respect to the subject matter hereof and supersedes all oral negotiations and prior writings with respect to the subject matter hereof. No amendment of this Grid Note and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto.

         8. SUCCESSORS AND ASSIGNS. This Grid Note (i) shall be binding upon the Borrower and the Bank and, where applicable, their respective heirs, executors, administrators, successors and permitted assigns, and (ii) shall inure to the benefit of that Borrower and the Bank and, where applicable, their respective heirs, executors, administrators, successors and permitted assigns; provided, however, that the Borrower may not assign its rights hereunder or any interest herein without the prior written consent of the Bank, and any such assignment or attempted assignment by the Borrower shall be void and of no effect with respect to the Bank. The Bank may from time to time sell or assign, in whole or in part, or grant participation in some or all of this Grid Note and/or the obligations evidenced hereby. The Borrower authorizes the Bank to provide information concerning the Borrower to any prospective purchaser, assignee or participant.

         9. SEVERABILITY AND CONSISTENCY. The illegality, unenforceability and/or consistency of any provision of this Grid Note or any instrument or agreement required hereunder shall not in any way affect or impair the legality, enforceability or consistency of the remaining provisions of this Grid Note or any instrument or agreement required hereunder. The Borrower agrees that in the event of any ambiguity in this Grid Note, the Grid Note shall not be construed against one party but shall be interpreted consistent with the Bank's policies and procedures.

         10. CONSENT TO JURISDICTION AND SERVICE OF PROCESS. The Borrower irrevocably appoints its Chief Executive Officer and Chief Financial Officer, and if such officers do not exist or are unavailable, each and every authorized officer of the Borrower, as its attorney upon whom may be served, by regular or certified mail at the address set forth in this Grid Note, any notice. process or pleading in any action or proceeding against it arising out of or in connection with this

                  Grid Note or any of the other Loan Documents. The Borrower hereby consents that any action or proceeding against it may be commenced and maintained in any court within the State of New Jersey or in the United States District Court for the District of New Jersey by service of process on any authorized officer. The Borrower further agrees that such courts shall have jurisdiction with respect to due subject matter hereof and the person of the Borrower and all collateral for the Liabilities. Notwithstanding the foregoing, the Borrower agrees that any action brought by the Borrower shall be commenced and maintained only, in a court in the federal judicial district or county in which the Bank and/or the Borrower has its principal place of business in New Jersey. If the Bank ceases to have a place of business in New Jersey, the Borrower may commence an action in any court in which it can obtain jurisdiction.

         11. JUDICIAL PROCEEDING WAIVERS. THE BANK AND THE BORROWER ACKNOWLEDGE AND AGREE THAT (i) ANY SUIT, ACTION OR PROCEEDING WHETHER CLAIM OR COUNTERCLAIM. BROUGHT OR INSTITUTED BY EITHER THE BANK OR THE BORROWER HEREUNDER OR ANY SUCCESSOR OR ASSIGN OF EITHER THE BANK OR THE BORROWER, ON OR WITH RESPECT TO THIS GRID NOTE OR THE DEALINGS OF THE PARTIES WITH RESPECT HERETO, OR THERETO, SHALL BE TRIED ONLY BY A COURT AND NOT BY A JURY;
                  (ii) EACH WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER, IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY SPECIAL EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO ACTUAL DAMAGES; AND (iii) THIS SECTION IS A SPECIFIC AND MATERIAL ASPECT OF THIS GRID NOTE AND THAT THE BANK WOULD NOT EXTEND CREDIT TO THE BORROWER IF THE WAIVERS SET FORTH IN, THIS SECTION WERE NOT A PART OF THIS GRID NOTE.

         12. USURY. Anything contained herein to the contrary notwithstanding, if for any reason the effective rate of interest on any Advance should exceed the maximum lawful rate, the effective rate shall be deemed reduced to and shall be such maximum lawful rate, and (i) the amount which would be excessive interest shall be deemed applied to the reduction of the principal balance of the Advance and not to the payment of interest, and (ii) if the Advance has been or is thereby paid in full, the excess shall be returned to the party paying same, such application to the principal balance of the Advance or the refunding of the excess to be a complete settlement and acquittance thereof.

         13. ARBITRATION. Paragraphs 10 and 11 above notwithstanding, upon demand of the Borrower or the Bank, whether made before or after institution of any judi-cial proceeding, any dispute. claim or controversy arising out of, connected with or relating to this Note and any other documents executed in connection herewith ("Disputes") shall be resolved by binding arbitration as provided herein. Institution of a judicial proceeding by a party does not waive the right of that parry to demand arbitration hereunder. Disputes may include, without limitation, tort claims, counterclaims, disputes as to whether a matter is subject to arbitration, claims brought as class actions, claims arising from loan documents executed in the future, or claims arising out of or connected with the transaction reflected by this Note.

                  Arbitration shall be conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association (the "AAA") and Title 9 of the U.S. Code. All arbitration hearings shall be conducted in the city in which the Bank is located as stated herein. The expedited procedures set forth in Rule 51 ET SEQ. of the Arbitration Rules shall be applicable to claims of less than $1,000,000.00. All applicable statutes of limitation shall apply to any Dispute. A judgment upon the award may be entered in any court having jurisdiction. The panel from which all arbitrators are selected shall be comprised of licensed attorneys. The single arbitrator selected for expedited procedure shall be a retired judge from the highest court of general jurisdiction, state or federal, of the state where the hearing will be conducted or if such person is not available to serve, the single arbitrator may be a licensed attorney. Notwithstanding the foregoing. this arbitration provision does not apply to disputes under or related to swap agreements.

         14. PRESERVATION AND LIMITATION OF REMEDIES. Notwithstanding the preceding binding arbitration provisions, the Bank and the Borrower agree to preserve, without diminution, certain remedies that any party hereto may employ or exercise freely, independently or in connection with an arbitration proceeding or after an arbitration action is brought. The Bank and the Borrower shall have the right to proceed in any court of proper jurisdiction or by self-help to exercise or prosecute the following remedies, as applicable: (i) all rights to foreclose against any real or personal property or other security by exercising a power of sale granted under any loan documents or under applicable law or by judicial foreclosure and sale, including a proceeding to confirm the sale; (ii) all rights of self-help including peaceful occupation of real property and collection of rents, set-off and peaceful possession of personal property; (iii) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and filing an involuntary bankruptcy proceeding; and
                  (iv) when applicable, a judgment by confession of judgment. Preservation of these remedies does not limit the power of an arbitrator to grant similar remedies that may be requested by a party in a Dispute.

         15. RENEWAL; SECURITY. This Note constitutes a replacement of a certain Promissory Note dated December 31, 1996. This agreement is secured by, among other things, a Security Agreement dated as of September 16, 1993, as amended.

         IN WITNESS WHEREOF, the Borrower has executed and delivered to the Bank this Grid Note on the day and year first above written.

ATTEST:                                ANADIGICS, INC.


By:                                    By:
    -------------------------------       -------------------------------
    Name:                                 Name:
    Title:                                Title:
    Address:                              Address: 35 Technology Drive
                                                   Warren, NJ  07059


ACKNOWLEDGED AND ACCEPTED:
FIRST UNION NATIONAL BANK


By:
    -------------------------------
    Name:
    Title:
    Address:

                             ATTACHMENT TO GRID NOTE

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     OBLIGATION          DATE OF        PRINCIPAL          (if                           PRINCIPAL
        NO.              ADVANCE         MATURITY      applicable)                        REPAID
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